Exhibit 10.1

                              UNIVERSAL CORPORATION
                              AMENDED AND RESTATED
                1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                    Article I

                                   DEFINITIONS

         1.01 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

         1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant issued to such Participant.

         1.03 Board means the Board of Directors of the Company.

         1.04 Code means the Internal Revenue Code of 1986, and any amendments thereto.

         1.05 Commission means the Securities and Exchange Commission or any successor agency.

         1.06 Committee means the Executive Compensation Committee of the Board.

         1.07 Common Stock means the Common Stock of the Company.

         1.08 Company means Universal Corporation.

         1.09 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         1.10 Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select. If there is no regular public trading market for the Common Stock, the Fair Market Value shall be determined by the Committee in good faith.

         1.11     Grant means the grant of an Option.

         1.12 Non-Employee Director means a member of the Board who is not an employee of the Company or an Affiliate and was not such an employee within three years prior to his or her first election to the Board.

         1.13 Option means a stock option that entitles the holder to purchase from the Company under the terms of this Plan the number of shares of Common Stock set forth in Article IV at the Option Price.

         1.14 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article IV.

         1.15 Participant means a Non-Employee Director who is eligible to receive a Grant under this Plan.

         1.16 Rule 16b-3 means Rule 16b-3, as promulgated by the Commission in Release No. 34-28869 under Section 16(b) of the Exchange Act, effective May 1, 1991, or any successor rule as amended from time to time.

         1.17  Securities   Broker  means  the  registered   securities   broker
acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 7.03 hereof.

         1.18 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   Article II

                                     PURPOSE

         This Plan is intended to associate the interests of the Non-Employee Directors with those of the Company and its shareholders through increased equity ownership, to assist the Company in recruiting and retaining individuals of ability and experience who are not employed by the Company to serve on the Board and its committees and to provide incentive to those individuals by enabling them to participate in the future success of the Company.


                                   Article III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include the authority (within the limitations described herein) to prescribe the form of the Agreements evidencing Grants under the terms of this Plan. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, consistent with the provisions of the Plan. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except in circumstances involving actual bad faith. All costs and expenses of administering the Plan shall be borne by the Company.


                                   Article IV

                                GRANTS OF OPTIONS

         Every Non-Employee Director who serves on the Board during the term of the Plan is eligible to receive Grants. Each Non-Employee Director serving on the Board as of the effective date of this Plan shall be granted an Option on such date. Every Non-Employee Director who continues to serve in such capacity on the date which is the first business day following each Annual Meeting of Shareholders during the term of this Plan shall be granted an Option on each such date. Each Option shall be for the purchase by the Participant of 1,000 shares of Common Stock at a price per share equal to the Fair Market Value of a share of the Common Stock on the date of the Grant. Each Option shall be evidenced by an Agreement issued by the Committee in the form prescribed by the Committee and consistent with the terms of this Plan.


                                    Article V

                                 AMOUNT OF STOCK

         The total number of shares of Common Stock reserved and available for issuance upon exercise of Options granted under the Plan shall be 100,000 shares, subject to adjustment as provided in Article VIII below. The Common Stock to be issued may be either authorized and unissued shares, issued shares acquired by the Company or its Subsidiaries or any combination thereof. In the event that an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to such Option or terminated portion thereof may be reallocated to other Options to be granted under this Plan. In the event that the number of shares of Common Stock available for future Grants under the Plan is insufficient to make all automatic Grants required to be made on such date, then all Non-Employee Directors shall share ratably in the number of Options available for Grants under the Plan.


                                   Article VI

                               EXERCISE OF OPTIONS

         6.01 Exercisability. Each Option shall be first exercisable on the date which is six months from the date of the grant of the Option and shall continue to be exercisable for a term of ten years thereafter; provided however, that:
(i) subject to the six month exercisability requirement set forth above, an Option shall be exercisable, in the event of a Participant's death prior to exercising the Option, by his estate, or the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution but only for a period of two years from the date of the Participant's death or during the remainder of the period preceding the expiration of the Option, whichever is shorter; (ii) subject to the six month exercisability requirement set forth above, an Option shall be exercisable, if a Participant becomes permanently and totally disabled (within the meaning of Section 105(d)(4) of the Code) while serving on the Board prior to exercising the Option, but only for a period of two years from the date on which he ceases serving on the Board due to such disability or during the remainder of the period preceding the expiration of the Option, whichever is shorter; and (iii) subject to the six month exercisability requirement set forth above, in the event that a Participant resigns from or is not re-elected or does not stand for re-election to the Board or in any other circumstance approved by the Board in its sole discretion, an Option shall be exercisable but only for a period of two years following the date of his resignation or cessation of service on the Board, or in the period prescribed by the Board in an approved circumstance, or during the remainder of the period preceding the expiration of the Option, whichever is shorter.

         6.02 Transferability. Any Option granted hereunder will be nontransferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by any Participant, unless the Participant's Agreement, as determined in the discretion of the Committee, expressly authorizes all or a portion of the Options to be granted to the Participant on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediately Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediately Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Agreement pursuant to which Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Article, and (z) subsequent transfers of transferred Options shall be prohibited except those transferred by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article VI, the term Participant shall be deemed to refer to the transferee. The events of resignation from or cessation of Board service of this Article shall continue to be applied with respect to the original Participant to whom the Option was granted, following which the Option shall be exercisable by the transferee only to the extent, and for the period specified in this Article VI.


                                   Article VII

                               MANNER OF EXERCISE

         7.01 Exercise. Subject to the provisions of Article VI, an Option may be exercised in whole at any time or in part from time to time. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

         7.02 Payment. Payment of the Option Price may be made in cash or by surrendering previously-owned shares of Common Stock to the Company, provided the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such Option Price or part thereof.

         7.03 Cashless Exercise. To the extent permitted under applicable laws and regulations, at the request of the Participant, the Company will cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

         7.04 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to an Option until the date he exercises such Option.

                                  Article VIII

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding options due to an acquisition of the Company, then the maximum number of shares as to which Grants may be issued under this Plan and the number and price of shares of Common Stock subject to Grants shall be proportionately adjusted, and the terms of Options shall be adjusted, as the Committee shall determine to be equitably required to retain for the
Participants the equivalent economic benefit of their Option(s). Any determination made under this Article VIII by the Committee shall be final and conclusive.

         The issuance by the Company of shares of Common Stock or securities convertible into shares of Common Stock, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant.


                                   Article IX

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements, if any) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, and no certificate for shares shall be delivered until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.


                                    Article X

                               GENERAL PROVISIONS

         10.01 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         10.02 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that the Board may amend no more often than once every six months and no amendment may become effective until shareholder approval is obtained if the amendment would increase the number of shares that may be issued hereunder pursuant to Options, increase the benefits to Participants under the Plan, or change the requirements as to eligibility for participation in the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant outstanding at the time such amendment is made except if such an amendment is made to cause the Plan or a Grant to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3.

         10.03 No Right. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         10.04 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinated to the claims of the Company's general creditors.

         10.05 Acceptance. By accepting any Option or other benefit under the Plan, each Participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

         10.06 Rule 16b-3 Compliance. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

         10.07 Term of Plan. No Grant may be issued under this Plan before the effective date of the Plan or after the first business day following the 2004 Annual Meeting of Shareholders (the "Termination Date"). Grants issued on or before the Termination Date shall remain valid in accordance with their terms.

         10.08 Effective Date. This Amended and Restated Plan has been approved by the Board of Directors of the Company, effective as of December 3, 1998.